FIDELITY(REGISTERED TRADEMARK)
CONGRESS STREET
FUND

SEMIANNUAL REPORT
JUNE 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    8   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           9   A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  12  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 16  Footnotes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In stark contrast to the final six months of 1999, most major equity market indexes posted negative returns for the first half of 2000, due mainly to a correction in the technology sector during the second quarter. The majority of bond markets - with the notable exception of high yield - fared better, as Treasuries and non-Treasuries alike benefited as a haven from the volatility of stocks and riskier investment alternatives.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET       -0.03%         0.89%        140.58%       317.47%

S&P 500(registered trademark)  -0.42%         7.25%        190.84%       414.73%

Growth & Income Funds Average  -0.47%         2.15%        127.55%       284.77%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,007 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JUNE 30, 2000      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CONGRESS STREET         0.89%        19.19%        15.36%

S&P 500                          7.25%        23.80%        17.80%

Growth & Income Funds Average    2.15%        17.45%        14.14%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Congress Street             S&P 500
             00024                       SP001
  1990/06/30      10000.00                    10000.00
  1990/07/31      10033.39                     9968.00
  1990/08/31       9217.43                     9066.89
  1990/09/30       8715.80                     8625.34
  1990/10/31       8780.94                     8588.25
  1990/11/30       9304.56                     9143.05
  1990/12/31       9610.92                     9398.14
  1991/01/31       9913.84                     9807.90
  1991/02/28      10637.47                    10509.16
  1991/03/31      10957.22                    10763.48
  1991/04/30      10942.92                    10789.32
  1991/05/31      11340.92                    11255.41
  1991/06/30      10789.87                    10739.92
  1991/07/31      11314.21                    11240.40
  1991/08/31      11722.79                    11506.79
  1991/09/30      11572.12                    11314.63
  1991/10/31      11870.90                    11466.25
  1991/11/30      11538.08                    11004.16
  1991/12/31      12741.37                    12263.03
  1992/01/31      12444.32                    12034.94
  1992/02/29      12416.69                    12191.39
  1992/03/31      12155.90                    11953.66
  1992/04/30      12369.19                    12305.10
  1992/05/31      12363.15                    12365.39
  1992/06/30      12092.30                    12181.15
  1992/07/31      12628.34                    12679.36
  1992/08/31      12426.67                    12419.43
  1992/09/30      12371.67                    12565.98
  1992/10/31      12306.20                    12609.96
  1992/11/30      12625.72                    13039.96
  1992/12/31      12663.15                    13200.35
  1993/01/31      12501.02                    13311.24
  1993/02/28      12661.38                    13492.27
  1993/03/31      12829.71                    13776.96
  1993/04/30      12664.04                    13443.55
  1993/05/31      13056.52                    13803.84
  1993/06/30      12947.29                    13843.87
  1993/07/31      12767.12                    13788.50
  1993/08/31      13240.40                    14311.08
  1993/09/30      13066.51                    14200.89
  1993/10/31      13531.73                    14494.84
  1993/11/30      13511.11                    14357.14
  1993/12/31      13682.65                    14530.86
  1994/01/31      13867.24                    15024.91
  1994/02/28      13734.48                    14617.74
  1994/03/31      13141.60                    13980.40
  1994/04/30      13147.06                    14159.35
  1994/05/31      13445.31                    14391.57
  1994/06/30      13007.16                    14038.97
  1994/07/31      13521.74                    14499.45
  1994/08/31      14187.29                    15093.93
  1994/09/30      14028.96                    14724.13
  1994/10/31      14401.77                    15055.42
  1994/11/30      14165.20                    14507.10
  1994/12/31      14484.07                    14722.24
  1995/01/31      14901.66                    15103.99
  1995/02/28      15413.61                    15692.59
  1995/03/31      15754.60                    16155.68
  1995/04/30      16337.55                    16631.47
  1995/05/31      16922.37                    17296.23
  1995/06/30      17352.90                    17698.02
  1995/07/31      17774.60                    18284.88
  1995/08/31      17723.54                    18330.78
  1995/09/30      18687.96                    19104.34
  1995/10/31      18922.45                    19036.14
  1995/11/30      19584.30                    19871.82
  1995/12/31      20079.82                    20254.55
  1996/01/31      20912.46                    20944.02
  1996/02/29      21100.78                    21138.17
  1996/03/31      21374.18                    21341.73
  1996/04/30      21623.69                    21656.31
  1996/05/31      22341.61                    22214.82
  1996/06/30      22564.95                    22299.46
  1996/07/31      21703.15                    21314.27
  1996/08/31      21960.82                    21763.79
  1996/09/30      23107.31                    22988.66
  1996/10/31      23272.33                    23622.68
  1996/11/30      24936.09                    25408.32
  1996/12/31      24562.26                    24904.98
  1997/01/31      25882.24                    26461.05
  1997/02/28      26291.38                    26668.50
  1997/03/31      25453.61                    25572.69
  1997/04/30      26510.56                    27099.38
  1997/05/31      27855.87                    28749.19
  1997/06/30      29023.00                    30037.16
  1997/07/31      30580.33                    32427.21
  1997/08/31      28442.07                    30610.64
  1997/09/30      30005.28                    32287.18
  1997/10/31      28166.32                    31208.79
  1997/11/30      29755.05                    32653.45
  1997/12/31      30164.32                    33214.11
  1998/01/31      30940.63                    33581.45
  1998/02/28      32527.86                    36003.35
  1998/03/31      33465.36                    37847.08
  1998/04/30      33613.70                    38227.82
  1998/05/31      32725.64                    37570.69
  1998/06/30      33578.84                    39096.81
  1998/07/31      33428.50                    38680.43
  1998/08/31      29989.46                    33088.01
  1998/09/30      31966.86                    35207.63
  1998/10/31      34200.14                    38071.42
  1998/11/30      36450.34                    40378.93
  1998/12/31      37604.32                    42705.56
  1999/01/31      37791.67                    44491.51
  1999/02/28      37368.88                    43108.71
  1999/03/31      38413.83                    44833.49
  1999/04/30      40160.10                    46569.89
  1999/05/31      39405.69                    45470.38
  1999/06/30      41379.07                    47993.98
  1999/07/31      40473.04                    46495.61
  1999/08/31      40299.70                    46265.46
  1999/09/30      38512.83                    44997.32
  1999/10/31      40266.44                    47844.75
  1999/11/30      40672.59                    48817.43
  1999/12/31      41760.19                    51692.78
  2000/01/31      40247.88                    49095.74
  2000/02/29      38725.44                    48166.35
  2000/03/31      40860.70                    52878.47
  2000/04/30      40803.98                    51287.35
  2000/05/31      40690.53                    50234.94
  2000/06/30      41747.41                    51473.23
IMATRL PRASUN   SHR__CHT 20000630 20000721 115452 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Congress Street Fund on June 30, 1990. As the chart shows, by June 30, 2000, the value of the investment would have grown to $41,747 - a 317.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,473 - a 414.73% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF JUNE 30, 2000 THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE WERE, -1.65%, -0.93%, 130.65%, AND 301.03%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE, -0.93%, 18.01%, AND 14.75%, RESPECTIVELY. THE SIX MONTH, ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE TOTAL RETURNS FOR THE LIPPER LARGE-CAP SUPERGROUP AVERAGE WERE, 1.12%, 13.48%, 176.32%, AND 374.41%, RESPECTIVELY; AND THE ONE
YEAR, FIVE YEAR AND 10 YEAR AVERAGE ANNUAL TOTAL RETURNS WERE 13.48%, 22.13%, 16.55%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Historically, presidential election
years have been kind to investors.
The stock market - as measured
by the Dow Jones Industrial Average
- posted positive returns in every
election year but three in the past
60 years. At the outset of 2000, it
appeared that tradition would
continue, as the Dow, the Standard &
Poor's 500SM Index and the
NASDAQ Composite Index reached
record highs in the year's first
quarter. Beginning in mid-March,
however, a major correction in the
technology sector, coupled with
rampant inflation fears and several
interest-rate hikes by the Federal
Reserve Board, sparked a dramatic
decline in the equity markets, leaving
all of the aforementioned indexes
with negative returns by mid-year.
For the six months ending June 30,
2000, the Dow was down 8.42%,
the S&P 500(registered trademark) declined 0.42% and the tech-heavy NASDAQ index - which in 1999 set a record for the best one-year return of any major
U.S. market index - had a negative
2.44% return. Whether the equity
markets can rally during the second
half of the year remains to be seen,
but early indicators looked
promising. Technology took off
again in the final month of the
period, with the NASDAQ posting a
16.64% return in June. Also,
economic indicators suggested the
economy was finally slowing,
leaving many investors hopeful that
the Fed's series of rate hikes had
come to an end.

(photograph of Tim Heffernan)

An interview with Tim Heffernan, Portfolio Manager of Fidelity
Congress Street Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the six-month period that ended June 30, 2000, the fund posted a total return of -0.03%. That outperformed the -0.42% return of the Standard & Poor's 500 Index and the -0.47% return of the growth and income funds average tracked by Lipper Inc. during the same period. For the 12-month period that ended June 30, 2000, the fund returned 0.89%, which fell short of the 7.25% return of the S&P 500 index and the 2.15% return of the Lipper peer group.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE INDEX AND LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD?

A. The fund's overweighting in health - nearly double that of the index - improved returns as drug and pharmaceutical stocks rallied after a period of weaker-than-expected returns in 1999. Specifically, the fund's positions in such companies as American Home Products, Merck, and Eli Lilly stood out as top performers due to a number of positive earnings surprises and research reports on new products. Not owning stocks in selected underperforming sectors, such as retail/wholesale and durables, also benefited the fund's relative performance. In several other underperforming sectors, such as utilities, aerospace and defense, and nondurables, the fund's holdings held up relatively well compared to those of the index.

Q. SPECIFICALLY, WHY WERE SOME OF THE DRUG STOCKS TOP PERFORMERS?

A. Investors pushed up the price of American Home Products, the fund's second-largest contributor, to roughly $59 per share at the end of the period from about $40 per share six months earlier after the company reported first-quarter earnings that beat Wall Street's expectations. Shares of Merck rose during the latter half of the period, in part on positive expectations for government approval of the company's Vioxx drug to treat rheumatoid arthritis, as well as its agreement with Schering-Plough to jointly develop new medicines to lower cholesterol and treat allergies.

Q. WHAT DIDN'T WORK WELL FOR THE FUND?

A. The fund's returns were hampered by not owning enough of the leaders in the technology sector and by holding some of that sector's poor performers. While the fund's performance was enhanced by its positions in top contributor Hewlett-Packard, a computer servicing and imaging provider that got a boost from a new deal with computer manufacturer Compaq, its holdings in Microsoft and Motorola were significant detractors. Further, the fund didn't participate in the positive returns of several stocks held by the index, such as Texas Instruments, Oracle and Analog Devices, which rebounded and helped elevate the S&P 500 after its drop in April and May.

Q. WERE THERE ANY OTHER DISAPPOINTMENTS?

A. International Paper reached a 52-week low in late June as skeptical investors questioned whether the timing was right for the company's acquisition of paper manufacturer Champion International, which occurred during the period. A forestry workers union strike in Canada also hurt the stock. The other big detractor was Motorola, which was punished for weaker profit margins compared to its competitors, particularly in its handset business.

Q. WHAT'S YOUR OUTLOOK, TIM?

A. Much of the market's strength during the next six months will depend on the U.S. economy and the Federal Reserve Board's decisions regarding interest rates. At the end of the period, we began to see some economic data reported that suggested a slowdown in the U.S. economy may be in its infant stage. If that slowdown is realized, the fund should be well-positioned to benefit from a broadening of the market due to its diversification across many sectors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.


INVESTMENT CHANGES





TOP TEN STOCKS AS OF JUNE 30,
2000

                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

General Electric Co.             12.1                    11.0

Exxon Mobil Corp.                7.9                     7.8

Hewlett-Packard Co.              6.7                     6.8

Johnson & Johnson                6.1                     5.2

United Technologies Corp.        6.0                     6.5

Merck & Co., Inc.                5.9                     5.4

American Home Products Corp.     4.6                     3.0

Motorola, Inc.                   4.2                     6.7

GTE Corp.                        3.9                     4.5

Anheuser-Busch Companies, Inc.   3.7                     3.3

                                 61.1                    60.2

TOP FIVE MARKET SECTORS AS OF
JUNE 30, 2000

                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Health                           21.4                    20.1

Technology                       18.7                    20.2

Industrial Machinery &           12.3                    11.2
Equipment

Nondurables                      11.9                    12.4

Energy                           10.1                    9.8



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JUNE 30, 2000                                         AS OF DECEMBER 31, 1999

Stocks                          96.2%                       Stocks                             96.7%

Short-Term Investments and                                  Short-Term Investments and
Net Other Assets                 3.8%                       Net Other Assets                    3.3%

Row: 1, Col: 1, Value: 96.2                                 Row: 1, Col: 1, Value: 96.7
Row: 1, Col: 2, Value: 0.0                                  Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                  Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                  Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                  Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                  Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                  Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.8                                  Row: 1, Col: 8, Value: 3.3





INVESTMENTS JUNE 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 96.2%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 7.6%

Boeing Co.                        40,513                         $ 1,693,950

United Technologies Corp.         106,574                         6,274,544

                                                                  7,968,494

BASIC INDUSTRIES - 5.1%

CHEMICALS & PLASTICS - 2.3%

Eastman Chemical Co.              8,793                           419,866

Pharmacia Corp.                   38,389                          1,984,231

                                                                  2,404,097

PAPER & FOREST PRODUCTS - 2.8%

International Paper Co.           98,397                          2,933,461

TOTAL BASIC INDUSTRIES                                            5,337,558

ENERGY - 10.1%

OIL & GAS - 10.1%

Chevron Corp.                     24,800                          2,103,350

Exxon Mobil Corp.                 105,163                         8,255,296

Union Pacific Resources           8,181                           179,982
Group, Inc.

                                                                  10,538,628

FINANCE - 0.7%

CREDIT & OTHER FINANCE - 0.7%

Citigroup, Inc.                   11,250                          677,813

HEALTH - 21.4%

DRUGS & PHARMACEUTICALS - 12.3%

American Home Products Corp.      82,217                          4,830,249

Eli Lilly & Co.                   18,236                          1,821,321

Merck & Co., Inc.                 80,359                          6,157,508

                                                                  12,809,078

MEDICAL EQUIPMENT & SUPPLIES
- 9.1%

Guidant Corp. (a)                 63,608                          3,148,596

Johnson & Johnson                 62,654                          6,382,876

                                                                  9,531,472

TOTAL HEALTH                                                      22,340,550

INDUSTRIAL MACHINERY &
EQUIPMENT - 12.3%

ELECTRICAL EQUIPMENT - 12.1%

General Electric Co.              238,200                         12,624,598

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.2%

Waste Management, Inc.            14,500                         $ 275,500

TOTAL INDUSTRIAL MACHINERY &                                      12,900,098
EQUIPMENT

MEDIA & LEISURE - 3.1%

PUBLISHING - 3.1%

Knight-Ridder, Inc.               60,000                          3,191,250

NONDURABLES - 11.9%

BEVERAGES - 7.0%

Anheuser-Busch Companies,         51,772                          3,866,721
Inc.

The Coca-Cola Co.                 59,953                          3,443,550

                                                                  7,310,271

FOODS - 1.8%

H.J. Heinz Co.                    41,912                          1,833,650

HOUSEHOLD PRODUCTS - 1.6%

Colgate-Palmolive Co.             28,064                          1,680,332

TOBACCO - 1.5%

Philip Morris Companies, Inc.     60,000                          1,593,750

TOTAL NONDURABLES                                                 12,418,003

TECHNOLOGY - 18.7%

COMPUTER SERVICES & SOFTWARE
- 1.0%

Microsoft Corp. (a)               12,600                          1,008,000

COMPUTERS & OFFICE EQUIPMENT
- 10.1%

Hewlett-Packard Co.               56,204                          7,018,475

International Business            32,844                          3,598,471
Machines Corp.

                                                                  10,616,946

ELECTRONIC INSTRUMENTS - 1.5%

Agilent Technologies, Inc.        21,436                          1,580,905

ELECTRONICS - 4.2%

Motorola, Inc.                    149,739                         4,351,790

PHOTOGRAPHIC EQUIPMENT - 1.9%

Eastman Kodak Co.                 33,446                          1,990,037

TOTAL TECHNOLOGY                                                  19,547,678

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TRANSPORTATION - 0.3%

RAILROADS - 0.3%

Union Pacific Corp.               9,660                          $ 359,231

UTILITIES - 5.0%

ELECTRIC UTILITY - 1.1%

Consolidated Edison, Inc.         26,264                          778,071

Potomac Electric Power Co.        14,545                          363,625

                                                                  1,141,696

TELEPHONE SERVICES - 3.9%

GTE Corp.                         65,659                          4,087,273

TOTAL UTILITIES                                                   5,228,969

TOTAL COMMON STOCKS                                               100,508,272
(Cost $14,451,005)

CASH EQUIVALENTS - 3.8%

                                 MATURITY AMOUNT

Investments in repurchase        $ 3,973,178                      3,971,000
agreements (U.S. Treasury
Obligations), in a joint
trading account at 6.58%,
dated 6/30/00 due 7/3/00
(Cost $3,971,000)

TOTAL INVESTMENT PORTFOLIO -                                      104,479,272
100.0%
(Cost $18,422,005)

NET OTHER ASSETS - 0.0%                                           1,897

NET ASSETS - 100%                                               $ 104,481,169


LEGEND

(a) Non-income producing

INCOME TAX INFORMATION

At June 30, 2000, the aggregate cost of investment securities for income tax purposes was $18,422,005. Net unrealized appreciation aggregated $86,057,267, of which $86,437,260 related to appreciated investment securities and $379,993 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $400 all of which will expire on December 31, 2000.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              JUNE 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 104,479,272
value (including repurchase
agreements of $3,971,000)
(cost $18,422,005) -  See
accompanying schedule

Cash                                       626

Dividends receivable                       149,074

 TOTAL ASSETS                              104,628,972

LIABILITIES

Payable for fund shares         $ 921
redeemed

Accrued management fee           118,651

Other payables and accrued       28,231
expenses

 TOTAL LIABILITIES                         147,803

NET ASSETS                                $ 104,481,169

Net Assets consist of:

Paid in capital                           $ 11,526,794

Undistributed net investment               568
income

Accumulated undistributed net              6,896,540
realized gain (loss)  on
investments

Net unrealized appreciation                86,057,267
(depreciation) on investments

NET ASSETS, for 254,955                   $ 104,481,169
shares outstanding

NET ASSET VALUE, offering                  $409.80
price and redemption price
per share ($104,481,169
(divided by) 254,955 shares)

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED JUNE 30,
                                   2000 (UNAUDITED)

INVESTMENT INCOME                         $ 797,767
Dividends

Interest                                   117,934

 TOTAL INCOME                              915,701

EXPENSES

Management fee                 $ 239,945

Transfer agent fees             41,519

Accounting fees and expenses    30,120

Non-interested trustees'        223
compensation

Custodian fees and expenses     3,530

Audit                           14,757

Legal                           192

Miscellaneous                   35

 Total expenses before          330,321
reductions

 Expense reductions             (632)      329,689

NET INVESTMENT INCOME                      586,012

REALIZED AND UNREALIZED GAIN               6,896,959
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                   (7,652,590)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                            (755,631)

NET INCREASE (DECREASE) IN                $ (169,619)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 SIX MONTHS ENDED JUNE 30,  YEAR ENDED DECEMBER 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 586,012                  $ 1,197,160
income

 Net realized gain (loss)         6,896,959                  3,641,274

 Change in net unrealized         (7,652,590)                6,535,019
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (169,619)                  11,373,453
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (591,807)                  (1,191,521)
from net investment income

Share transactions

 Reinvestment of distributions    126,302                    249,900

 Cost of shares redeemed          (7,227,307)                (3,346,065)

 NET INCREASE (DECREASE) IN       (7,101,005)                (3,096,165)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (7,862,431)                7,085,767
IN NET ASSETS

NET ASSETS

 Beginning of period              112,343,600                105,257,833

 End of period (including        $ 104,481,169              $ 112,343,600
undistributed net investment
income of $568 and $6,363,
respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of        314                        632
distributions

 Redeemed                         (17,856)                   (8,565)

 Net increase (decrease)          (17,542)                   (7,933)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JUNE 30, 2000  YEARS ENDED DECEMBER 31,

                                 (UNAUDITED)                     1999                      1998       1997      1996

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 412.27                        $ 375.34                  $ 305.02   $ 252.14  $ 210.05
of period

Income from Investment
Operations

Net investment income             2.21 D                          4.34 D                    4.50 D     4.57 D    4.48

Net realized and unrealized       (2.38)                          36.94                     70.41      52.81     42.21
gain (loss)

Total from  investment            (.17)                           41.28                     74.91      57.38     46.69
operations

Less Distributions

 From net investment income       (2.30)                          (4.35)                    (4.59)     (4.50)    (4.60)

Net asset value, end of period   $ 409.80                        $ 412.27                  $ 375.34   $ 305.02  $ 252.14

TOTAL RETURN B, C                 (.03)%                          11.05%                    24.66%     22.81%    22.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period       $ 104,481                       $ 112,344                 $ 105,258  $ 87,903  $ 91,346
(000 omitted)

Ratio of expenses to average      .62% A                          .61%                      .64%       .65%      .67%
net assets

Ratio of expenses to average      .62% A                          .61%                      .64%       .65%      .66% E
net assets  after expense
reductions

Ratio of net investment           1.10% A                         1.10%                     1.34%      1.59%     1.92%
income  to average  net
assets

Portfolio turnover rate           0%                              1%                        0%         0%        0%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED DECEMBER 31,

                                 1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 155.04
of period

Income from Investment
Operations

Net investment income             4.45

Net realized and unrealized       55.06
gain (loss)

Total from  investment            59.51
operations

Less Distributions

 From net investment income       (4.50)

Net asset value, end of period   $ 210.05

TOTAL RETURN B, C                 38.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets,  end of period       $ 81,831
(000 omitted)

Ratio of expenses to average      .67%
net assets

Ratio of expenses to average      .67%
net assets  after expense
reductions

Ratio of net investment           2.42%
income  to average  net
assets

Portfolio turnover rate           0%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Congress Street Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 3.8 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund intends to retain and pay federal income taxes at year-end on undistributed net long-term capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or short-term gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Sales of securities other than short-term securities aggregated
$7,428,825, of which $7,182,563 represents the value of securities delivered in redemption of fund shares. The realized gain of $6,651,027 on securities delivered in redemption of fund shares is not taxable to the fund. There were no purchases of securities during the period.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a quarterly fee that is computed monthly at an annual rate of .50% of the fund's average net assets. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee rate was equivalent to an annualized rate of .45% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES - CONTINUED

type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

Through an arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $11 and $621, respectively, under these arrangements.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FAST(registered trademark))

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
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851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
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8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
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8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
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GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

Three Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72nd Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

RHODE ISLAND

47 Providence Place
Providence, RI

TENNESSEE

6150 Poplar Avenue
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

1861 International Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER
Fidelity Management &
Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson
Marie L. Knowles

* INDEPENDENT TRUSTEES

CST-SANN-0800  108819
1.705565.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FIDELITY'S GROWTH AND INCOME FUNDS
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Real Estate Investment Portfolio
Utilities Fund

THE FIDELITY TELEPHONE CONNECTION
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 and Account Assistance 1-800-544-6666
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